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                                                                   EXHIBIT 10.11

                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT


         This First Amendment to Stock Purchase Agreement, dated December 11, 1998 (this "Amendment"), is by and among Argenbright Security, Inc., a Georgia corporation (the "Purchaser"); UNICCO Security Services, Inc., a Delaware corporation (the "Company"); USC, Inc., a Massachusetts corporation ("Seller"); and UNICCO Service Company, a Massachusetts business trust ("Shareholder");

                                   BACKGROUND

         A. The Purchaser, the Company, the Seller and the Shareholder have executed and delivered a Stock Purchase Agreement, dated October 26, 1998 (the "Stock Purchase Agreement").

         B. The Purchaser, the Company, the Seller and the Shareholder desire to amend the Stock Purchase Agreement.

                                   AGREEMENTS

         1. Definitions. Any capitalized term not otherwise defined in this Amendment shall have the same meaning as in the Stock Purchase Agreement.

         2.       Amendment of Stock Purchase Agreement.

                  (A) SECTION 1.4. Section 1.4 is amended to read as follows:

                           1.4 Closing. Subject to the fulfillment or waiver of the conditions precedent set forth in Article 6 hereof, and subject to any extension permitted under clause
                  (y) of Section 9.3(b) hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Posternak, Blankstein & Lund, L.L.P., at 100 Charles River Plaza, Boston, Massachusetts 02114-2723, on December 28, 1998, or such other date as may be agreed upon by the parties (such date, the "Closing Date"). Subject to the consummation of the Closing, the sale, transfer and conveyance to the Purchaser of the Shares shall be deemed effective as of 12:01 A.M., Eastern Standard Time, on the Closing Date (the "Effective Time"). Except as otherwise provided herein, all proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.


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                  (B)      SECTION 5.18. The last sentence of Section 5.18 shall
be deleted and the following text shall be inserted in its place:

                           No supplement or amendment to any such Schedules shall have any effect for the purpose of determining satisfaction of the conditions set forth in Sections 6.1(a) or 6.2(a); provided, however that the disclosure in any such supplement or amendment to the Schedules with respect to any matter occurring after the date hereof (which did not exist on the date hereof) shall not form the basis of a claim for misrepresentation or breach of a representation, warranty, covenant or agreement hereunder; provided, further, however, that none of the Shareholder, Purchaser, Seller or the Company shall be deemed to have failed to satisfy the conditions set forth in Sections 6.1(a) or 6.2(a) by reason of the disclosure in any supplement or amendment to the Schedules with respect to any matter occurring after the date of the First Amendment to Stock Purchase Agreement, dated December 11, 1998 (the "Amendment Date") (which did not exist on the date hereof or at any time thereafter through the Amendment Date).

                  (C)      SECTION 6.1. Section 6.1 is amended as follows:

                  (i) The text of subsection (a) shall be deleted and replaced with the following text:

                                    (a)      Each of the representations and
                           warranties of Shareholder, Seller and the Company set forth in Articles 3 and 4 hereof shall have been true and correct on and as of the date of this Agreement, as of the Amendment Date and, except with respect to the "Excluded Representations" (as defined below), as of the Closing Date, with the same force and effect as though made on and as of the Closing Date. The term "Excluded Representations" means the representations and warranties of the Shareholder, Seller and Company set forth in Section 4.8 [Undisclosed Liabilities]; Sections 4.9(a)(i), 4.9(a)iii) and 4.9(b)(iv) [Absence of Certain Changes and Events]; the last sentence of Section 4.12 [Material Contracts], to the extent relating to a breach of a Material Contract by a party other than Company; clauses (d) through (o) of Section 4.15 [Labor Matters]; subsections (a), (b) and (e)(i) of
                           Section 4.16 [Environmental Matters]; the last sentence of Section 4.17 [Insurance]; Section 4.19 [Litigation]; and the last sentence of Section 4.24 [Customers]. Notwithstanding the foregoing, any such representation or warranty that is already qualified by "materiality" shall be true in all respects at the time it is reaffirmed; provided, however, that the foregoing is inapplicable to the Excluded Representations as of the Closing Date because the Excluded Representations will not be reaffirmed as of the Closing Date.

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                  (ii)     Subsection (b) shall be amended by the addition of a
                           new last sentence to read as follows:

                           Neither Shareholder, Seller nor Company shall be deemed to be in default with respect to the covenants set forth in subsections (b) or (c) of Section 5.2 or subsection (c) of Section 5.3 because of the occurrence between the Amendment Date and the Closing Event of any event not within the control of Shareholder, Purchaser or Company.

                  (iii) The text of subsection (e) shall be deleted and the word "reserved" shall be inserted in its place;

                  (iv) The text of subsection (r) shall be deleted and the word "reserved" shall be inserted in its place; and

                  (v) The text of subsection (s) shall be deleted and the word "reserved" shall be inserted in its place.

                  (D)      SECTION 6.2. Section 6.2 is amended as follows:

                  (i) The text of subsection (i) shall be deleted and the word "reserved" shall be inserted in its place.

                  (E) SECTION 7.2. Section 7.2 is amended to read as follows:

                           7.2      Certain Tax Matters.

                           (a) Any tax sharing agreement between the Company and the Seller and/or any direct or indirect subsidiary of the Seller shall be, and is hereby, terminated as of the Closing Date and will have no further effect for any taxable year (whether the current year, a future year or a past year).

                           (b) Seller will join with Purchaser in making an election under Section 338(h)(10) of the Code and Treasury Regulation Section 1.338(h)(10)-1 (and any corresponding elections under any applicable state and local Laws) (collectively, a "Section 338(h)(10) Election") with respect to the purchase and sale of the Shares hereunder. Seller will pay any Tax attributable to the making of the Section 338(h)(10) Election and Seller will indemnify Purchaser and the Company from and against any and all damages, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, losses, expenses and fees (including court costs and reasonable attorneys' fees and expenses) arising out of any failure to pay such Tax.

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                           (c)      Seller will be responsible for preparing and
                  filing all income and franchise Tax Returns of the Company for all Tax periods ending on or before the Closing Date, and Seller shall pay all income and franchise taxes of Company for all such periods. Purchaser will be responsible for preparing and filing the Section 338(h)(10) election (provided that Seller shall provide such written consents and other items required by Seller to make such election) and all income and franchise Tax Returns of the Company relating to periods beginning on or after the Closing Date. After the Closing has occurred, Purchaser will cause the Company to provide, or cause to be provided, to Seller, without charge, any information that may reasonably be requested by Seller in connection with the preparation of any Tax Returns relating to periods ending on or before the Closing Date.

                           (d) The parties hereto agree to cooperate with one another to allocate the Purchase Price in a manner reasonably acceptable to the parties. Such agreed allocation shall be binding on the Seller and Purchaser and their respective affiliates for all purposes (including without limitation, financial accounting purposes, financial and regulatory reporting purposes and tax purposes) and none of the parties or such affiliates shall take for tax purposes any position in any tax return, report, form, declaration or questionnaire that is inconsistent with such allocation.

                  (F)      SECTION 7.4. Section 7.4 is amended as follows:

                  (i) Clause (C) of subsection 7.4(d) is amended to read as follows:

                           (C)  performing its obligations under the terms of
                  (w) the Agreement dated October 1, 1996, between Shareholder and General Services Administration; (x) the Agreement dated May 19, 1997 between Shareholder and LeMoyne- Owen College;
                  (y) the Agreement dated July 1, 1992 between Shareholder and The McCallie School; and (z) the Agreement dated September, 1988 between Shareholder and Ingersoll-Rand Company.

                  (G) ARTICLE 7. Article 7 shall be amended by the insertion of new Sections 7.5 and 7.6 to read as follows:

                                    7.5      Chicago EEOC Litigation. Seller and
                           Shareholder shall provide, promptly following receipt, to Purchaser copies of all correspondence with the EEOC and the court, pleadings and discovery requests and responses relating to the action filed by the Equal Employment Opportunity Commission in the United States District Court for the Northern District of Illinois, Eastern Division (Civil Action No. 98C 6083) (the "EEOC Litigation") and otherwise keep Purchaser fully informed regarding the status of the EEOC Litigation; provided, however, that Seller and Shareholder shall be under no obligation to provide to Purchaser any attorney/client confidential or privileged materials or any materials relating

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                           to matters involving Seller or Shareholder insurance
                           coverage for the EEOC Litigation. Seller and Shareholder shall (i) at their sole cost and expense, vigorously defend against the claims asserted against the Company in the EEOC Litigation to the extent such claims relate to actions or omissions of the Company occurring prior to the Closing Date, and (ii) permit Purchaser to monitor the defense of the EEOC Litigation, with counsel of its own choice and at its expense and (iii) consult with and consider the recommendations and advice of Purchaser and any such counsel with respect to defense of the EEOC Litigation. Neither Seller nor Shareholder shall settle the EEOC Litigation without the prior written consent of the Purchaser. The parties agree that, notwithstanding any other provision of this Agreement, (i) the obligations of Seller and Shareholder set forth in this Section 7.5 shall survive the Closing indefinitely, and (ii) there are no express or implied limitations on Seller's and Shareholder's defense and settlement rights relating to the Shareholder in the EEOC Litigation.

                                    7.6      LeMoyne-Owen College Contract.
                           Seller and Shareholder shall use their best efforts to obtain, as soon as practicable following the Closing, the consent of LeMoyne-Owen College, a client of the Shareholder, to the execution of a subcontract between the Shareholder and the Purchaser providing for the performance by the Purchaser of all services included within the Company Activities that Shareholder is obligated to provide pursuant to its contract with such client. Shareholder shall enter into such subcontract with Purchaser promptly following Shareholder's receipt of such consent, if it is received. The obligations of Seller and Shareholder set forth in this Section 7.6 shall survive the Closing indefinitely.

                  (H)      SECTION 8.1. Section 8.1 shall be amended as follows:

                  (i) Paragraph (iii) of subsection 8.1(a) shall be amended to read as follows:

                           the Excluded Liabilities (including, without limitation, the Terminated Contracts, Terminated Vehicles, and any liability or cost incurred in respect of any EEOC claim or other litigation (including, without limitation, the EEOC Litigation) relating to events occurring prior to the Closing
                           Date);

                  (ii)     The following text shall be inserted at the end of
                           Section 8.1:

                           Purchaser acknowledges and agrees that it shall not be entitled to assert any claim against the Seller or Shareholder pursuant to this Section 8.1 or otherwise with respect to (i) any claim asserted by the EEOC against the Company and/or the Purchaser in the EEOC Litigation or any other action, to the extent arising or resulting from conduct of the Company following the Closing Date or conduct of the Purchaser at any time prior to or following the

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                           Closing Date, or (ii) any costs or expenses of
                           compliance with any injunctive relief which may be imposed as a result of the EEOC Litigation and which relates to the operations or business of the Purchaser other than the operations and business of the Company as they existed prior to the Closing Date.

                  (I)      SECTION 9.3(B). Section 9.3(b) is amended as follows:

                  (i) The text of clause (ii) shall be deleted and replaced with the word "reserved"; and

                  (ii) The date "December 1, 1998" in clause (iii) shall be deleted and replaced with the date "December 28, 1998".

                  (J) SECTION 9.3(C). Section 9.3(c) is amended by the deletion of the date "December 1, 1998" in clause (ii) and the replacement of such date with the date "December 28, 1998".

         3. Representations and Warranties; Covenants. (a) Each of the representations and warranties of Shareholder, Seller and Company set forth in the Stock Purchase Agreement was true and correct in all material respects on the date of the execution of the Stock Purchase Agreement and is true and correct in all material respects on and as of the date hereof (unless limited by their term to a prior date) with the same force and effect as though made on and as of the date hereof; provided, however, that any such representation or warranty that is already qualified by "materiality" was true and correct on the date of execution of the Stock Purchase Agreement and is true and correct on and as of the date hereof with the same force and effect as though made on and as of the date hereof. Shareholder, Seller and Company have performed and complied with, in all material respects, all covenants, obligations and agreements set forth in the Stock Purchase Agreement to be performed and complied with by them prior to the date hereof.

                  (b) Purchaser represents and warrants to Seller, Shareholder and Company that Purchaser has obtained the consent of First Union National Bank, N.A., as Syndication Agent pursuant to Purchaser's credit agreement, to the consummation of the transactions contemplated by the Stock Purchase Agreement and that such consent remains in full force and effect on the date of this Agreement.

         4. Amendment of Schedules. Copies of amended and restated Schedules 4.12, 4.18, 4.19 and 5.4 are attached to this Amendment. The Seller and Shareholder jointly and severally represent and warrant to the Purchaser (i) that the customer contracts that were included on Schedule 4.12 on the date of the execution of the Stock Purchase Agreement and that are not included in
Schedule 4.12 as amended on the date hereof (the "Excluded Contracts") were mistakenly included on Schedule 4.12 because they had expired or been terminated prior to the date of the Stock Purchase Agreement and (ii) that the financial results and projections supplied by the Seller, Shareholder or Company to Purchaser in connection with Purchaser's evaluation of the Company's business did not include any revenues attributable to the Excluded Contracts.

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         5.       Amendment of Exhibit. Subsection 2.1(g) of Exhibit C to the
Stock Purchase Agreement, the Assumption Agreement, shall be amended to read as follows: "any liability arising in connection with the termination of employment of any employee of the Company, Seller or Shareholder that arises prior to the Closing." The parties agree that all references in the Stock Purchase Agreement to Exhibit C shall refer to Exhibit C as so amended.

         6. Execution of Escrow Agreement. Simultaneously with the execution and delivery of this Agreement, (i) the Purchaser, the Seller and SunTrust Bank, Atlanta, as Escrow Agent, are executing and delivering the Escrow Agreement, dated as of the date hereof, in the form attached to this Amendment as Exhibit "A" and (ii) the Purchaser is depositing into the escrow fund created by such Escrow Agreement the sum of $1,200,000 in cash in immediately available funds, such funds to be held and disbursed pursuant to the terms of such Escrow Agreement.

         7. Effect on Stock Purchase Agreement. Except as expressly modified by this Amendment, the Parties ratify and confirm the Stock Purchase Agreement in all respects.



                    [Signatures appear on the following page]

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         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                       PURCHASER:

                                       ARGENBRIGHT SECURITY, INC.

                                       By:  /s/ David L. Gamsey
                                          --------------------------------------
                                       Title: Vice President and Chief
                                                Financial Officer
                                             -----------------------------------


                                       THE COMPANY:

                                       UNICCO SECURITY SERVICES, INC.



                                       By:  /s/ George A. Keches
                                          --------------------------------------
                                       Title:  Assistant Treasurer
                                             -----------------------------------


                                       SELLER:

                                       USC, INC.



                                       By:  /s/ George A. Keches
                                          --------------------------------------
                                       Title:  Treasurer
                                             -----------------------------------



                                       SHAREHOLDER

                                       UNICCO SERVICE COMPANY



                                       By:  /s/ George A. Keches
                                          --------------------------------------
                                       Title:  Chief Financial Officer
                                             -----------------------------------

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